                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C.  20549

                                                     FORM 8-K
                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                                 Date of Report (date of earliest event reported):
                                                  August 29, 2003

                                                 ROTO-ROOTER, INC.
                              (Exact name of registrant as specified in its charter)

                              Delaware                1-8351               31-0791746
                          (State or other    (Commission File Number)    (I.R.S. Employer
                           jurisdiction of                                Identification
                             incorporation)                                    Number)

                          2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
                          (Address of principal executive offices)             (Zip Code)

                                Registrant's telephone number, including area code:
                                                  (513)  762-6900

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         Item 5.           Other Events and Regulation FD Disclosure

                           On August 29, 2003, Roto-Rooter, Inc. announced
                           that it signed a letter of intent to acquire the
                           franchise operations in Orange County and San
                           Diego, California; Eugene, Portland, and Salem,
                           Oregon; Salt Lake City, Provo, and Park City,
                           Utah; Phoenix and Tucson, Arizona; and Dallas and
                           El Paso, Texas.

         Item 7.           Financial Statements, Pro Forma Financial
                           Information and Exhibits
                           a)       Financial Statements of Businesses Acquired
                                    Not Applicable
                           b)       Pro Forma Financial Information
                                    Not Applicable
                           c)       Exhibits
                                    (99.1) Registrant's press release dated
                                    August 29, 2003.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ROTO-ROOTER, INC.

Dated:   August 29, 2003                              By:   /s/ Arthur V. Tucker, Jr.
         -----------------                                 ---------------------------
                                                           Arthur V. Tucker, Jr.
                                                           Vice President and Controller

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